UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2015

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-02217 (Commission File Number)	58-0628465 (IRS Employer Identification No.)

One Coca-Cola Plaza Atlanta, Georgia (Address of principal executive offices)	30313 (Zip Code)

Registrant’s telephone number, including area code: (404) 676-2121

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)          The Annual Meeting of Shareowners of the Company was held on Wednesday, April 29, 2015, in Atlanta, Georgia. The results of the matters submitted to a vote of the shareowners at the meeting are set forth below. Pursuant to Delaware law and the Company’s By-Laws, abstentions and broker non-votes are not considered votes cast and do not affect the outcome of the votes. Therefore, only votes for and against each matter are included in the percentages below.

(b)          Item 1. Election of Directors. Shareowners elected each of the persons named below as Directors for a term expiring in 2016 as follows:

	FOR	% FOR	AGAINST	% AGAINST	ABSTENTIONS	Broker Non-Votes
Herbert A. Allen	3,051,707,785	98.69	40,438,902	1.31	17,028,656	610,566,666
Ronald W. Allen	2,996,301,265	96.91	95,632,018	3.09	17,243,614	610,566,666
Marc Bolland	3,073,365,594	99.44	17,307,512	0.56	18,503,564	610,566,666
Ana Botín	3,051,279,110	98.70	40,305,855	1.30	17,591,932	610,566,666
Howard G. Buffett	3,056,307,422	98.84	35,963,810	1.16	16,903,665	610,566,666
Richard M. Daley	3,049,171,597	98.67	41,191,460	1.33	18,813,668	610,566,666
Barry Diller	2,823,322,082	91.39	265,892,830	8.61	19,961,832	610,566,666
Helene D. Gayle	3,021,716,366	97.79	68,413,754	2.21	19,046,777	610,566,666
Evan G. Greenberg	3,056,412,797	98.87	34,862,212	1.13	17,901,888	610,566,666
Alexis M. Herman	3,013,974,272	97.52	76,535,384	2.48	18,667,241	610,566,666
Muhtar Kent	2,981,831,615	96.66	103,025,603	3.34	24,319,097	610,566,666
Robert A. Kotick	3,073,210,404	99.43	17,524,182	0.57	18,442,311	610,566,666
Maria Elena Lagomasino	3,012,191,671	97.44	79,294,140	2.56	17,677,417	610,566,666
Sam Nunn	3,029,162,650	97.93	63,979,595	2.07	16,032,782	610,566,666
David B. Weinberg	3,073,659,193	99.44	17,326,171	0.56	18,191,533	610,566,666

Item 2. Advisory Vote to Approve Executive Compensation. Votes regarding the advisory vote to approve executive compensation were as follows:

Votes Cast For:	2,478,905,232	80.39%
Votes Cast Against:	604,879,509	19.61%
Abstentions:	25,364,832
Broker Non-Votes:	610,566,666

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Item 3. Ratification of the Appointment of Ernst & Young LLP as Independent Auditor. Votes regarding the ratification of the appointment of Ernst & Young LLP as independent auditors of the Company to serve for the fiscal year ending December 31, 2015 were as follows:

Votes Cast For:	3,661,986,215	98.96%
Votes Cast Against:	38,410,595	1.04%
Abstentions:	19,346,569
Broker Non-Votes:	N/A

Item 4. Shareowner Proposal Regarding Proxy Access. Votes on a shareowner proposal regarding proxy access were as follows:

Votes Cast For:	1,251,383,119	40.58%
Votes Cast Against:	1,832,079,988	59.42%
Abstentions:	25,690,026
Broker Non-Votes:	610,566,666

Item 5. Shareowner Proposal Regarding Restricted Stock. Votes on a shareowner proposal regarding restricted stock were as follows:

Votes Cast For:	117,580,986	3.82%
Votes Cast Against:	2,960,734,689	96.18%
Abstentions:	30,861,220
Broker Non-Votes:	610,566,666

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COCA-COLA COMPANY (REGISTRANT)

Date: April 29, 2015	By:	/s/ Bernhard Goepelt
Bernhard Goepelt
Senior Vice President, General Counsel and Chief Legal Counsel

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